Exhibit 99.1

  1 RemainCo Investor Presentation June 2019

 2 Disclaimer This presentation is for informational purposes only. Neither the company nor any of its affiliates or representatives makes anyrepresentation or warranty, expressed or implied, as to the accuracy or completeness of this presentation or any of the information contained herein. The company and its affiliates or representatives expressly disclaim to the fullest extent permitted by law any and all liability based, in whole or in part, on the presentation or any information contained herein. This presentation is not an offer to sell, or the solicitation of an offer to buy, any securities. Confidentiality This presentation (together with any other statements or information that the company may furnish to you) is confidential andmay not be reproduced, forwarded to any person or published, in whole or in part. Cautionary Note Regarding Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of1995. In particular, statements made in this presentation that are not historical facts (including, but not limited to, expectations, estimates, assumptions and projections regarding the industry, business, future operating results, potential acquisitions and anticipated cash requirements) may be forward-looking statements. Words such as “should,” “may,” “will,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions identify forward-looking statements. Such statements, including statements regarding our future growth; anticipated cost savings, revenue increases, credit losses and capital expenditures; dividend declarations and payments; common stock repurchases; strategic initiatives, greenfieldsand acquisitions; our competitive position and retention of customers; and our continued investment in information technology, are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements.  Such forward looking statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those matters disclosed in the company’s Securities and Exchange Commission (“SEC”) filings. The forward-looking statements in this document are made as ofthe date hereof and the company does not undertake to update its forward-looking statements. Market & Industry Data Projections, estimates, industry data and information contained in this presentation, including the company's general expectations and market position and market opportunity, are based on information from third-party sources and management estimates. Although the company believes that its third party-sources are reliable, the company cannot guarantee the accuracy or completeness of its sources. The company's management estimates are derived from third-party sources, publicly available information, the company's knowledge of its industry and assumptions based on such information and knowledge. The company's management estimates have not been verified by any independent source. All of the projections, estimates, market data and industry information used in this presentation involvea number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, estimates and assumptions relating to the company's and its industry's future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including, but not limited to, those described above, that could cause future performance to differ materially from the company's expressed projections, estimates and assumptions or those provided by third parties. Non-GAAP Financial Measures We believe that our financial statements and other financial data contained in this presentation have been prepared in a manner that complies, in all material respects, with the regulations published by the SEC and are consistent with current practice, except that the financial information presented (i) may not be consistent with what would be included in a registration statement filed with the SEC and (ii) includes EBITDA, Adjusted EBITDA, operating adjusted net income from continuing operations and operating adjusted net income from continuing operations per share (each as described herein) which are non-GAAP financial measures. SEC rules regulate the use in filings with the SEC of non-GAAP financial measures such as these, which are derived on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States (“GAAP”)

 3 Today’s Speakers James P. Hallett Chairman and CEO, KAR Eric Loughmiller Executive Vice President and CFO, KAR •Executive Vice President and CFO since 2007 •Prior to KAR, served as Vice President and CFO of ThoughtWorks, Inc. from 2001 to 2006 •Also served as Executive Vice President and CFO of May & Speh, Inc. until the company’s acquisition by Acxiom •Previously an audit partner with PricewaterhouseCoopers LLP  •Chairman and CEO of KAR since 2007 •Previously served as President and CEO of ADESA since 1996 •Architect behind the merger of ADESA and Insurance Auto Auctions (“IAA”) in 2007 that led to the formation of KAR •40+ years of experience in the automotive industry

Highly Experienced Leadership Team

KAR AUCTION SERVICES

Executive Officers



James P. Hallett
Chairman and CEO
40+ years of experience
22+ years with KAR



Tom Fisher
Executive VP and Chief Information Officer
21+ years of experience
2+ years with KAR



Don Gottwald
President of Digital, Data and Mobility Solutions and Chief Strategy Officer
25+ years of experience
10+ years with KAR



John Hammer
President, ADESA
25+ years of experience
8+ years with KAR



Peter Kelly
President, KAR
30+ years of experience
8+ years with KAR



Eric Loughmiller
Executive VP and CFO
38+ years of experience
12+ years with KAR



Jim Money
President, AFC
25+ years of experience
19+ years with KAR



Becca Polak
Chief Legal Officer and Secretary, KAR; President, TradeRev
23+ years of experience
14+ years with KAR



Lisa Price
Executive VP, HR
18+ years of experience
13+ years with KAR



Benjamin Skuy
Executive VP, International Markets and Strategic Initiatives
29+ years of experience
20+ years with KAR

4

3.5mm vehicles sold in 2018 $40bn+ value of vehicles sold 57% vehicles sold online  in 1Q19 Digital Assets Leading Market Positions $2.4bn Revenue $498mm Adjusted  EBITDA Data & Analytics Optimize Customer Portfolios 200+  operating locations across the U.S., Canada, Mexico  and U.K. ~80 countries in our customer base Powering the world’s most trusted automotive marketplaces Vehicle Auctions #2North American Market Share 5

 6 Diversified Business Model Auction Services ~45% of Revenue Body Shop Detail Shop Mechanical Shop Ancillary & Related Services~55% of Revenue

Consignment Revenue Model Provides Strong Free Cash Flows and Margins

KAR AUCTION SERVICES

Wholecar Sellers

- Dealers
- OEMs and their Captive Finance Arms
- Commercial Fleets
- Financial Institutions
- Rental Car Companies

ADESA

Revenue: ~$600 / vehicle[1]

Wholecar Buyers

- Franchised Dealers
- Independent Dealers
- Wholesale Dealers

afc

Revenue: ~$175 / LTU[2]

RPU as of December 31, 2018

1. *Total including physical and online only*
2. *Excludes "Other Service" revenue*

7

Transaction Platforms

KAR AUCTION SERVICES

	OPENLANE	Physical		TradeRev	ADESA Global
Sales Method	Online Only	In-Lane	Online	Online Only	Online Only
ASP[1]	~$19,000	~$11,000	~$11,000	~$8,000	~€8,700
Source	Off-Lease	All	All	D2D	All
Auction Fees[1]	~$110	~$410	~$410	~$250	~€300-€400
Brand	OPENLANE	ADESA	ADESA Simulcast; ADESA DealerBlock	TradeRev	Cotw; ADESA Future Automotive

1. 2018 amounts net of purchased vehicles

8

9 AFC Short-Term Floorplan FinancingProvides Complementary Service to Buyers •Short-term (~65 day) secured financing to independent used car dealers •Portfolio managed through disciplined underwriting and consistent credit standards •Significant risk mitigation processes (local presence, lot checks, credit pulls, etc.) •Securitization provides liquidity •AFC funding in place through January 2022 •US$1,700mm plus C$175mm committed liquidity •Annual provision for credit losses expected to be under 2% •85% of all financial transactions online  •70%+ of all vehicle transactions are made through online integration platforms with auction partners  $835 $744 $516 $689 $799 $926 $1,051 $1,208 $1,475 $1,733 $1,802 $1,960 3.0% 6.0% 3.3% 1.6% 0.8% 0.8% 0.9% 1.0% 1.1% 1.8% 1.9% 1.7% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Average Managed Receivables Provision for Credit Losses 13.1 13.3 13.7 13.7 13.8 14.3 14.2 14.7 14.9 2010 2011 2012 2013 2014 2015 2016 2017 2018 mm Units Sold Source: NADA, DeRossiers Technology Independent Dealer Used Vehicle Retail Sales Average Managed Receivables & Net Provision for Credit Losses Unique Vehicle Floorplan Lender

 10 TradeRev North America Total dealer-to-dealer addressable market of 9mm vehicles 2018 vehicles sold doubled over 2017 ~$250 RPU Strong gross profit improving with scale 2018A 2019E Markets 128 176 Vehicles Sold 117k 200k+ Operating Loss ($53mm) ($60mm)

KAR AUCTION SERVICES

Case Study: Off-Lease Car Online Only Sale

Off-Lease Car Becomes Available	Car Made Available Online to Dealers	Car Sold and Transported to Dealer

Off-Lease Car Becomes Available

Car Information

- Model: 2016 Buick Enclave
- Mileage: 31,710 miles
- Seller: OEM Captive Finance arm



Car Made Available Online to Dealers

1. OPENLANE powers OEM's online auction platform
2. AutoVIN provides car inspection / condition reports to potential buyers



Car Sold and Transported to Dealer

1. CarsArrive Network arranges shipment of vehicle to designated drop-off location
2. Car title is transferred to new owner within two business days of payment clearance

Car Value	
Reserve Price	$24,800
Click & Buy	25,300
Purchase Price	**$25,300**

Transaction Economics	
Seller Fees	~$150
Buyer Transport Fees	~50-100
Total Fees to KAR	**~$200-$250**

11

Case Study:
Off-Lease Car Physical Auction Sale

KAR AUCTION SERVICES

Off-Lease Car Unsold When Made Available Online

Car Information

- Model: Lexus GS 350
- Mileage: 23,627 miles
- Seller: OEM Captive Finance arm



Rear Bumper Dent

Car Undergoes Repair & Made Available at Physical Auction

1. ADESA inspects car and identifies repairs required
2. ADESA makes repairs and provides condition report
3. Car is made available at physical auction

Condition Report



Car After Repairs



Car Sold and Transported to Dealer

1. CarsArrive Network arranges shipment of vehicle to designated drop-off location
2. Car title is transferred to new owner within two business days of payment clearance

Car Value	
Floor Price	$20,000
Purchase Price	**$19,500**

Transaction Economics	
Seller Fees (Includes Reconditioning Fees)	~$450
Buyer Transport and Other Fees	~50-100
Buyer Fees	~600
Total Fees to KAR	**~$1,100-$1,150**

12

Case Study:
Dealer-to-Dealer Sale Through TradeRev

KAR AUCTION SERVICES

Dealer Makes Car Available for Sale Online

Car Information
- Model: 2013 Toyota Camry
- Mileage: 134,258 miles
- Seller: Dealer



1. TradeRev enables dealers to launch live, online, real-time auctions
2. TradeRev provides car condition reports, performance dashboards for dealers and other transactional services

Condition Report



Performance Dashboards



Car Sold and Transported to Dealer

1. CarsArrive Network arranges shipment of vehicle to designated drop-off location
2. Car title is transferred to new owner within two business days of payment clearance


REVOLUTIONIZING
AUTOMOTIVE
WHOLESALE

Car Value	
Purchase Price	$8,000

Transaction Economics	
Average Total Fees to KAR	~$250

13

 14 Large North American Addressable Market 42mm Used Vehicle  Sales 300mm Vehicles in Operation 10mm Units Physical Auctions 12mm Units Consumer-to-Consumer 30mm Units Retail Dealer Sales 5mm Units Dealer-to-Dealer 14mm Units Trade-Ins & Other 19mm Units New Vehicle Sales 13mm Units Removed From Operation 1mm Units Private Label

 15 North American Wholecar Auction Industry 9.5  10.0  9.7  9.4  9.5  9.5  9.5  9.0  8.3  8.0  8.2  8.7  9.2  9.9  10.6  11.1  11.5  11.7  11.8  11.9  16.8  16.6  16.9  16.9  16.5  16.1  13.2  10.4  11.6  12.7  14.4  15.6  16.5  17.5  17.6  17.2  17.2  (20) (15) (10) (5) 0 5 10 15 20 0 2 4 6 8 10 12 14 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019E 2020E 2021E Wholecar Industry Volumes (mm) Dealers Institutions Physical Private Label D2D U.S. SAAR

Growth Strategies

KAR AUCTION SERVICES

International Expansion

- UK ADESA
- Europe Cotw
- Asia / Australia
- Integrate services

afc CarsArrive Network

Extend Digital Footprint

ADESA	OPENLANE	TradeRev
Grow online sales and services	Maintain private label leadership	~9mm unit dealer-to-dealer TAM; ~$250 ARPU

Data & Analytics

- Expand use of facilities
- Integrate throughout KAR platform

DRIVIN

Mobility

- Align KAR service offerings
- Long-term opportunity



16

 17 Leverage Data & Analytics Across Platform Recondition service penetration Dealer-to-Dealer market expansion Physical auction  market share Retail & wholesale data value Transport service expansion Online auction market share

 18 Extend Digital Footprint 16% 20% 23% 24% 26% 29% 34% 2012 2013 2014 2015 2016 2017 2018 •ADESA revenue grew through online only sales growth •New online retailers will require “retail ready” vehicles which require reconditioning from a physical location •OPENLANE is the leading private label auction site in industry •TradeRev is a leading dealer-to-dealer mobile application in the U.S. & Canada  Digital Transformation ADESA Revenue per Unit(1) Private Label Vehicle Mix of Total Sold TradeRev Addresses New Market $649 $685 $701 $753 $775 $844 $119  $104  $102  $110  $113  $121  2013 2014 2015 2016 2017 2018 Physical RPU Online Only RPU 11mm Units Wholecar Auctions 30mm Units Retail Dealer Sales 5mm Units Dealer-to-Dealer 14mm Units Trade-Ins & Other 1.Excluding purchased vehicles

 19 International ExpansionMarkets Car Parc(in mm) NewCar Sales (in mm) Used Car Sales (in mm) U.S. 275 17 39 Canada 25 2 3 Europe (ex-U.K.) 223 12 25 U.K. 37 3 8 Asia 425 32 17 Australia 19 1 3

 Financial History & Capital Allocation

 21 Financial Performance Multiple Growth Drivers $657 $706 $781 $933 $1,030 $1,121 47% 46% 46% 45% 46% 46% 2013 2014 2015 2016 2017 2018 Gross Margin $ in mm Invested in Growth SG&A Margins Muted by Acquisition Growth Margin Pressured by Ancillary Service Growth $1,390 $1,521 $1,696 $2,052 $2,239 $2,443 2013 2014 2015 2016 2017 2018 $ in mm 12% CAGR $319 $351 $385 $459 $499 $498 23% 23% 23% 22% 22% 20% 2013 2014 2015 2016 2017 2018 Adjusted EBITDA Margin $ in mm 9% CAGR $408 $373 $404 $479 $533 $619 29% 24% 24% 23% 24% 25% 2013 2014 2015 2016 2017 2018 SG&A Margin $ in mm Gross Profit Revenue SG&A(1) Adjusted EBITDA(1) 1.Represents historical consolidated KAR amounts less historical IAA amounts. These amounts do not consider certain allocationsmade in the IAA SpinCo standalone financials

 22 Financial Outlook Industry Outlook •Continued online-only and simulcast sales growth  •Market requires “retail ready” vehicles desiring reconditioning •Customers desire data and analytics to become more efficient •Independent used car retail activity expected to remain stable; floor plan lending credit losses expected to remain below 2%  Targets Revenue Growth 6%-9% / Year •Volume –auction market share, TradeRev & International •RPU –ancillary service penetration offset by lower auction fees  Margin Expansion •High margin online growth •Declining SG&A as a % of revenue •Acquisition maturation  Adjusted EBITDA Growth  •30%+ incremental same store Adjusted EBITDA margin targets

 23 2019 OutlookANNUAL GUIDANCE  2019 Low 2019 High Net income from continuing operations $123.0 $137.0 Add back: Income taxexpense $50.0 $56.0 Interestexpense, net of interest income $192.0 $192.0 Depreciation and amortization $190.0 $190.0 EBITDA $555.0 $575.0 TotalAdjusted EBITDA addbacks, net ($25.0) ($25.0) Adjusted EBITDA $530.0 $550.0 Effective tax rate 29% 29% Netincome from continuing operations per share –diluted $0.92 $1.02 Capital expenditures $154.0 $154.0 Cash taxes $60.0 $60.0 Cash interest on corporate debt $110.0 $110.0 Operating adjusted net incomefrom continuing operations per share -diluted $1.24 $1.34 Weightedaverage diluted shares 134 134

 24 Capital Allocation Framework •Recurring dividends highlight strong free cash flowgeneration •Disciplined strategic investments represent best long-term risk-adjusted use of capital •Stock buyback if strategic investment opportunities not imminent –we will not accumulate cash •Maintain 3x or less consolidated net debt to Adjusted EBITDA –further deleveraging not a priority due to current low cost of debt  Priorities Principles Strategic Investments International Expansion Complementary Services / Facilities Digital Platforms 40%-50% of Free Cash Flow Dividends Share Buybacks Tool for Managing Cash and Leverage

 25 Clear Shareholder Friendly Capital Allocation History  •Historically ~18%-20% of Adjusted EBITDA, plus strategic investments   •40%-50% of FCF •Highlights consistency & strength of free cash flow   •Targeted acquisitions  •Complementary technology •New geographies   •Tool for managing cash and leverage  2017 $152mm Spent $175mm Paid $73mm Acquisitions $150mmRepurchased  •Technology$90mm •Physical $62mm   •$1.28 per share paid   •DRIVIN (Data Analytics) •DAS (Transportation) •TradeRev (Online Sales) •POIS (Total Loss Solutions)   •3.3mm shares repurchased •$270mm authorization remaining  2018 $198mm Spent $188mm Paid $45mm Acquisitions $150mm Repurchased  •Technology $110mm •Physical $88mm   •$1.40 per share paid   •STRATIM (Mobility) •Clearplan (Repossessions)   •2.7mm shares repurchased •$120mm authorization remaining  2019 $54mm Spent $47mm Paid $121mm Acquisitions $0mm Repurchased  •Technology $27mm •Physical $27mm   •1Q19 $0.35 per share   •Dentology (Mobile Ancillary Services) •CarsOnTheWeb (Europe Online Only Auction)   •No shares repurchased

 26 March 31, 2019 Pro Forma Leverage(US$ in mm) Corporate Credit Ratings: S&P BB-, Moody’s B1 LIBOR Interest Rate Cap $800mm notional amt   Expire 9/30/19    2.00% LIBOR cap(US$ in mm) Reported Adjustments(1) Pro Forma Maturity Term Loan B-4 (Adjusted LIBOR + 2.25%) $704  ($507) $197  2021 Term Loan B-5 (Adjusted LIBOR + 2.50%) 1,032  (743) 289  2023 Revolving Credit Facility (Adjusted LIBOR + 2.00%) & Lines of Credit 109  109  2021 Senior Notes (Fixed 5.125%) 950  950  2025 Capital Leases 47  47  Total  2,842  (1,250) 1,592  Less: Available Cash (128) (128) Net Debt $2,714  (1,250) $1,464  Net Debt / Adjusted EBITDA (Target 3x) 3.0x 3.0x

 27 Appendices

 28 Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company’s senior secured credit facility agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate company’s performance.   Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures, but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income from continuing operations and operating adjusted net income from continuing operations per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure.  EBITDA, Adjusted EBITDA, operating adjusted net income from continuing operations and operating adjusted net income from continuing operations per share have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies.

2013-2018 Adjusted EBITDA Reconciliation

KAR AUCTION SERVICES

($ in millions)	For the year ended December 31,					
	2013	2014	2015	2016	2017	2018
Net income (loss)	**$67.7**	**$169.3**	**$214.6**	**$222.4**	**$362.0**	**$328.0**
Add back:						
Income taxes	81.5	95.7	125.9	132.9	36.0	107.7
Interest expense, net of interest income	104.3	85.9	90.8	138.4	162.6	188.1
Depreciation and amortization	194.4	196.6	212.8	240.6	264.6	269.9
EBITDA	**$447.9**	**$547.5**	**$644.1**	**$734.3**	**$825.2**	**$893.7**
Non-cash stock-based compensation	67.5	28.9	12.7	19.1	25.2	24.3
Loss on extinguishment of debt	5.4	30.3	-	5.4	27.5	-
Acquisition related costs	4.8	0.9	4.8	8.6	6.8	7.3
Securitization interest	(13.2)	(14.4)	(18.7)	(28.0)	(34.9)	(51.5)
Minority interest	(0.4)	(0.2)	(0.6)	3.8	4.4	-
Gain on previously held equity interest value	-	-	-	-	(21.6)	-
(Gain)/Loss on asset sales	1.7	1.3	3.5	2.4	1.2	1.1
Severance	4.2	1.9	2.1	1.9	2.9	5.8
Superstorm Sandy	13.5	-	-	-	-	-
IAA separation costs	-	-	-	-	-	8.1
Foreign currency gains/losses	-	-	-	-	-	3.9
Other	6.8	2.6	1.9	0.4	1.3	1.2
Total addbacks	90.3	51.3	5.7	13.6	12.8	0.2
Adjusted EBITDA	**$538.2**	**$598.8**	**$649.8**	**$747.9**	**$838.0**	**$893.9**
Less: Reported IAA Adjusted EBITDA	(219.2)	(247.4)	(265.1)	(288.9)	(339.5)	(395.5)
Remainco Adjusted EBITDA	**$319.0**	**$351.4**	**$384.7**	**$459.0**	**$498.5**	**$498.4**
Remainco Revenue	$1,390.2	$1,521.1	$1,696.2	$2,052.1	$2,238.8	$2,442.8
Remainco Adjusted EBITDA Margin	22.9%	23.1%	22.7%	22.4%	22.3%	20.4%

29

30 Operating Adjusted Net Income from Continuing Operations per Share Reconciliation(in millions, except per share amounts) 2019 Outlook 2019 Low 2019 High Net income from continuing operations $123.0 $137.0 Acquired amortization expense 60.0 60.0 Income taxes (17.4) (17.4) Operating adjusted net income from continuing operations  $165.6 $179.6 Netincome from continuing operations per share –diluted $0.92 $1.02 Acquired amortizationexpense 0.45 0.45 Income taxes (0.13) (0.13) Operating adjusted net incomefrom continuing operations per share -diluted $1.24 $1.34 Weightedaverage diluted shares 134 134

31 ADESA Metrics –Annual2014 2015 2016 2017 2018 Revenue(1) $1,271.0 $1,427.8 $1,765.3 $1,937.5 $2,101.9 Total Volume 2,198 2,465 2,885 3,180 3,472 Online Only Volume 495 592 743 938 1,304 TotalOnline Volume%(2) 38% 40% 42% 46% 54% Physical Conversion % 58% 58% 58% 60% 62% Dealer ConsignmentMix % (Physical) 51% 50% 48% 45% 42% Physical ARPU(3) $685 $701 $753 $775 $844 Online Only ARPU(3) $104 $102 $110 $113 $121 Gross Margin 41% 41% 41% 42% 41%

32 ADESA Metrics –Quarter1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Revenue(1) $498.0 $489.2 $477.1 $473.2 $528.1 $538.3 $527.0 $508.5 $599.7  Total Volume 818 830 788 744 878 907 876 811 945 Online Only Volume 215 245 241 237 309 346 343 306 367 TotalOnline Volume%(2) 44% 46% 46% 49% 52% 54% 54% 54% 57% Physical Conversion % 62% 61% 61% 57% 63% 62% 63% 59% 64% Dealer ConsignmentMix % (Physical) 44% 46% 47% 44% 41% 43% 44% 40% 38% Physical ARPU(3) $755 $748 $781 $822 $820 $839 $850 $868 $875  Online Only ARPU(3) $111 $105 $112 $122 $117 $118 $126 $122 $144  Gross Margin 42% 43% 43% 41% 42% 43% 42% 39% 38%

33 AFC Metrics –Annual2014 2015 2016 2017 2018 Revenue $250.1 $268.4 $286.8 $301.3 $340.9 Loan TransactionUnits (LTU) 1,445 1,607 1,718 1,688 1,760 Revenue per Loan Transaction, Excluding “Other Service Revenue” $155 $150 $148 $159 $175 Ending Managed Finance Receivables $1,371.1 $1,641.0 $1,792.2 $1,912.6 $2,014.8 Ending Obligations Collateralizedby Finance Receivables $859.3 $1,189.0 $1,280.3 $1,358.1 $1,445.3 % VehiclesPurchased at Auction 84% 84% 83% 85% 83% Active Dealers 10,100 11,300 12,200 12,400 12,300 Vehicles per active dealer 16 16 15 15 15 Average Credit Line $219,000 $230,000 $260,000 $250,000 $270,000 Average ValueOutstanding per Vehicle $8,630 $9,100 $9,500 $9,900 $10,200

 34 AFC Metrics –Quarter1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Revenue $71.2 $70.1 $78.2 $81.8 $85.1 $85.1 $85.4 $85.3 $89.9 Loan TransactionUnits (LTU) 456 416 402 414 464 435 433 428 461 Revenue per Loan Transaction, Excluding “Other Service Revenue” $138 $148 $174 $178 $166 $177 $177 $180 $177 Ending Managed Finance Receivables $1,760.7 $1,736.5 $1,809.2 $1,912.6 $1,933.2 $1,958.6 $1,979.7 $2,014.8 $1,989.1 Ending Obligations Collateralizedby Finance Receivables $1,241.8 $1,224.9 $1,259.3 $1,358.1 $1,354.2 $1,358.0 $1,366.3 $1,445.3 $1,360.6

 35 AFC Provision for Credit Losses –Annual2014 2015 2016 2017 2018 Ending Managed Receivables $1,371.1 $1,641.0 $1,792.2 $1,912.6 $2,014.8 Average ManagedReceivables $1,208.4 $1,474.9 $1,732.5 $1,802.2 $1,959.8 Provision for Credit Losses $12.3 $16.0 $30.7 $33.9 $32.9 % of ManagedReceivables 1.0% 1.1% 1.8% 1.9% 1.7%

 36 AFC Provision for Credit Losses –Quarter1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Ending Managed Receivables $1,760.7 $1,736.5 $1,809.2 $1,912.6 $1,933.2 $1,958.6 $1,979.7 $2,014.8 $1,989.1 Average ManagedReceivables $1,776.5 $1,748.6 $1,772.9 $1,860.9 $1,922.9 $1,945.9 $1,969.2 $1,997.3 $2,002.0 Provision for Credit Losses $11.1 $11.4 $5.0 $6.4 $7.7 $7.1 $7.3 $10.8 $8.2 % of ManagedReceivables 2.5% 2.6% 1.1% 1.4% 1.6% 1.5% 1.5% 2.2% 1.6%